                                                                   Exhibit 10.55

                                 NEST OFFICE SDK


                       DEVELOPMENT AND RESELLER AGREEMENT


                      STATEMENT OF WORK 8 to BDA No. N-A-1



Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                 NEST OFFICE SDK
                       DEVELOPMENT AND RESELLER AGREEMENT
                      STATEMENT OF WORK 8 to BDA No. N-A-1

1. PURPOSE. Novell develops and markets the NEST Office SDKs, and under written agreements authorizes third parties to create and distribute network enabled devices containing NEST Office SDK technologies. The mission of Peerless Systems Networking ("PSN"), formerly Auco, Inc. and now a wholly-owned subsidiary of Peerless Systems Corporation, is to provide the best tools and most efficient services available to help office peripheral manufacturers include customized networking support in their products. This SOW 8 sets forth the terms and conditions under which PSN will be appointed as a distributor of the NEST Office SDK.

2.       DEFINITIONS.

         a. "Add-On Product" shall mean a product that does not include Licensed Work Code, but which utilizes APIs of the NEST Office SDK.

         b. "Authentication Code" shall mean the following modules of the Licensed Works which Novell licenses from third parties subject to certain restrictions set forth in Section 4.a.i below: * from the Licensed Works so identified by Novell upon receipt of notice by Novell, which notice Novell will make diligent efforts to provide to PSN upon delivery of the Authentication Code to PSN.

         c. "Effective Date" shall mean the later of dates on which SOW 8 is executed by a duly authorizedrepresentative of PSN or Novell.

         d. "Harmful Code" shall mean any Binary Code or Source Code constructed with the ability to damage, interfere with or otherwise adversely affect computer programs, data files, or hardware without the consent or intent of the computer user. This definition includes, but is not limited to, self-replacing and self-propagating programming instructions commonly called "viruses" and "worms."

         e.       "Licensed Works" shall mean the NEST Office SDK version 1.0.

         f. "NEST Program Agreement" shall mean the standard agreement whereby PSN makes the NEST Office SDKs available to third parties as permitted under this SOW 8. The version of the NEST Program Agreement current as of the Effective Date is attached hereto as Exhibit C.

         g. "NEST Trademark" shall mean the NEST trademark including all applications and registration therefore.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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NEST Office SDK Reseller Agreement                       Statement of Work No. 8
                                     PAGE 1                  Agreement No. N-A-1

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         h.       "Net Revenue" shall mean gross sales less sales discounts, reseller payments, returns, and allowances.

         i. "PDQ" shall mean Novell's then current "Product Distribution Questionnaire" form.

         j. "PSN Licensee" shall mean an entity that enters an PSN NEST Agreement with PSN.

         k. "PSN NEST Agreement" shall mean an NEST Program Agreement entered by PSN with another entity.

         l. "PSN Supplement" shall mean an amendment or addendum to an PSN NEST Agreement that is:

                  i. In the form of a document separate from the NEST Program Agreement;

                  ii. Contains terms and conditions that are in addition to those of the NEST Program Agreement, but do not conflict with the NEST Program Agreement, with the exception of any terms and conditions allowed by the Permitted Changes to NEST Program Agreement set forth in Exhibit D hereto;

                  iii. States that in the event the corresponding NEST Program
                       Agreement entered by the PSN Licensee is assigned to Novell, those provisions of any supplement to the agreement that modify the NEST Program Agreement shall remain in effect.

                  iv. States that in the event the corresponding NEST Program Agreement entered by the PSN Licensee is assigned to Novell, those provisions of any supplement to the agreement that are in addition to the NEST Program Agreement shall terminate.

                  Any PSN Supplement shall clearly identify and delineate those provisions subject to subsection 2.1.iii and those provision subject to subsection 2.1.iv.

                  Novell and PSN may modify Exhibit D only by means of a written amendment to SOW 8.

         m. "PSN Works" shall mean Code and Documentation that are Derivative Works of and Error Corrections to the Licensed Works developed by o r for PSN under SOW 8 or related support agreements.

3. PROJECT MANAGERS. The Novell and PSN Project Managers, or other personnel designated in writing by a Project Manager, shall confer on an as-needed basis to review the parties' performance under this SOW 8. All communications between Novell and PSN under this SOW 8 shall be through these individuals. Designation as a Project Manager hereunder does not constitute due authorization to amend this SOW 8 or otherwise modify the obligations of the parties hereunder.

         PSN recognizes that individuals other than the Project Managers are not authorized to interact with PSN on issues relating to SOW 8, and that only the Novell Project Manager is authorized to

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NEST Office SDK Reseller Agreement                       Statement of Work No. 8
                                     PAGE 2                  Agreement No. N-A-1

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         provided Novell Materials corresponding to the Licensed Works to PSN.
         Further, PSN acknowledges that the rights extended to PSN under this SOW 8 do not extend to Novell Materials other than those rightfully provided through the Project Managers in compliance with the terms and conditions of this SOW 8.

--------------------------------------------------------------------------------
                   PSN Project Manager                  Novell Project Manager
--------------------------------------------------------------------------------
Name               Adam Au                              Richard Jones
--------------------------------------------------------------------------------
Title              General Manager                      Engineering Director
--------------------------------------------------------------------------------
Address            386 Main Street                      122 East 1700 S.
                   Redwood City, CA 94063               Provo, Utah 84606
--------------------------------------------------------------------------------
Phone              650.569.4403                         801.861.3832
--------------------------------------------------------------------------------
Fax                650.568.6101                         801.861.4025
--------------------------------------------------------------------------------
E-mail Address     aau@auco.com                         rjones@novell.com
--------------------------------------------------------------------------------

4.       LICENSE AND OWNERSHIP.

         a.   License Grant to PSN.

              i. Confidential Full Source Code License. Novell grants PSN a Confidential Full Source Code License in the Licensed Works solely to the extent necessary to:

                   (1) grant licenses to the NEST Office SDK as allowed by and pursuant to PSN NEST Agreements;

                   (2) correct Errors in the NEST Office SDK as required to fulfill obligations under PSN NEST Agreements.

              Notwithstanding the foregoing, PSN's rights to Authentication Code Source Code shall be restricted to compiling the Source Code in the United States.

              Distribution of the NEST Office SDK shall only be pursuant to an PSN NEST Agreement.

              Notwithstanding anything to the contrary in the BDA Section 4.b, this Confidential Full Source License shall not be perpetual or irrevocable.

              ii. Internal Use License. Novell hereby grants Auco an Internal Use License in the Licensed Works, during the term of this SOW 8, for the sole purpose of performing Auco's obligations under this SOW 8 and for use as part of a development environment in support of Auco's effort to develop Add-On Products.

              iii. PSN Consulting Services. PSN desires to assist PSN Licensees, as their subcontractor, in creating NEST enabled devices pursuant to PSN NEST Agreements, but such agreements require Novell's prior written consent of

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NEST Office SDK Reseller Agreement                       Statement of Work No. 8
                                     PAGE 3                  Agreement No. N-A-1

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                           subcontractors. The PSN NEST Agreements shall contain
                           a provision requiring PSN Licensees to obtain approval of subcontractors; during the term of this Agreement PSN is an approved subcontractor, and PSN may so inform PSN Licensees without going through the procedures outlined in Section 6.a.iii. Although the necessary rights to modify Code as a subcontractor flow through the PSN Licensee that retains the services of the subcontractor, Novell recognizes that physical transfer of Code from such PSN Licensees to PSN is inefficient, and therefore grants PSN the right to during the term of this SOW 8 to work from copies of the relevant versions of the NEST Office
                           SDK in PSN's possession. PSN acknowledges that the actual license rights flow through each PSN Licensee that retains PSN as a subcontractor.

                     iv. Maintenance Source Code License. This Section 4.a.iv, and all other provisions of the BDA and SOW 8 and relevant to this Section 4.a.iv, shall survive any termination of this SOW 8 other than for Auco's material breach subject to Auco's continued compliance with those SOW 8 provisions relating to the Licensed Works. Effective upon termination of this SOW 8 other than by Novell for cause, Novell hereby grants Auco a Maintenance Source Code License in the NEST Office SDKs for the sole purpose of providing technical support and Error corrections in fulfillment of Auco's obligations under Auco NEST Agreements. All changes to Code created by Auco shall be treated as if created during the term of SOW 8 pursuant to the Confidential Full Source Code License granted Auco in Section 4.a.i. The Maintenance Source Code License shall terminate on the earlier of: 1) the expiration of Auco's obligations under the Auco NEST Agreements; or, 2) Auco's uncured material breach of the license terms.

            b.       Ownership.

                     i. Licensed Works. As between Novell and PSN, Novell owns all right, title, and interest to the Licensed Works, including all intellectual property rights thereto but excluding any materials included in the Licensed Works under license from PSN. PSN Works shall be works made for hire and therefore the property of Novell. If for any reason an PSN Work is not considered a work made for hire, PSN agrees to assign and hereby assigns to Novell all right, title and interest therein, including all rights of patent and copyright and other intellectual property rights, and agrees to execute at Novell's request a subsequent document as further evidence of this assignment. In addition, PSN agrees to assign to Novell all right, title, and interest in any invention, patentable or not, made or conceived solely or jointly during the course of performing, and within the scope, of PSN's obligations hereunder. For all PSN Works, PSN shall complete an PDQ and provide the same to Novell at the same time PSN delivers PSN Works to Novell.

                     ii. Developer Derivative Works. Under certain provisions of the NEST Program Agreement, PSN Licensees agree that Novell shall be the owner of certain Materials. PSN will cooperate fully in taking any action necessary to perfect

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NEST Office SDK Reseller Agreement                       Statement of Work No. 8
                                     PAGE 4                  Agreement No. N-A-1

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                           Novell's rights. For all such Materials, PSN shall
                           complete a PDQ and provide the same to Novell at the same time PSN delivers such Materials to Novell.

5. TRADEMARK LICENSE. During the term of this SOW 8, the following terms and conditions shall apply to Novell's license to PSN of the NEST Trademark.

         a. License. Conditional upon PSN's compliance with this Section 5, Novell hereby grants to PSN, a non-exclusive (as described below), world-wide, non-transferable license to use the NEST Trademark in connection with PSN's marketing of the NEST Office SDK.

         b. Notice Requirements. The initial or most prominent use of the NEST Trademark in any products, packaging, written advertisements and other promotional materials shall include the trademark symbol "(TM)" (i.e., "NEST(TM)"), and all such materials shall also include the following attribution notice:
                  "NEST is a trademark of Novell, Inc. in the United States and other countries." Upon receiving a trademark registration for the NEST Trademark, Novell may modify this notice requirement accordingly by providing PSN sixty (60) days' prior written notice.

         c. Reservation of Rights and Goodwill. Novell retains all rights in and to the NEST Trademark not expressly conveyed to PSN by this Section 5. PSN acknowledges that all goodwill which accrues in use of the NEST Trademark by PSN shall exclusively inure to the benefit of, and belong to, Novell. PSN has no rights of any kind whatsoever with respect to the NEST Trademark licensed under this Agreement except to the extent of the license granted in Section 5.

         d.       No Registration by PSN.

                  i. Representation. PSN represents that there is no registration or application for any trademark and/or service mark which is the same as, or confusingly similar to, the NEST Trademark in any class and in any and all countries of the world, which is made by, on behalf and/or in the name of PSN.

                  ii. Prospective Prohibition. PSN further agrees to refrain from filing any new trademark and/or service mark application(s) in any class and in any country, for any trademark and/or service mark which is confusingly similar to the NEST Trademark, without the prior written consent of the Novell Legal Department.

                  iii. Use of NEST Trademark in Foreign Jurisdictions. PSN shall give Novell at least ninety (90) days prior written notice of PSN's intent to use the NEST Trademark in any country other than the U.S., Japan, and Taiwan. If after receiving such notice Novell determines that registration of the NEST Trademark or filing or recording of a license or a registered user agreement is required or advisable in connection with such proposed use, the parties shall cooperate in preparing and executing all documents necessary with respect thereto. Registration of the NEST Trademark shall be in Novell's name; PSN and Novell shall share in the expense of any such registration, filing or recording, paying respectively eighty percent (80%) and twenty (20%) of such expenses.

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NEST Office SDK Reseller Agreement                       Statement of Work No. 8
                                     PAGE 5                  Agreement No. N-A-1

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Company Confidential                     Execution Original: NV 08/17/99 11:45AM
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         iv.      Subsidiaries & Affiliates. In the event Novell discovers that any person, employee, officer, director, agent, servant or juristic entity, which is controlled by, or under common control of, PSN, has filed for, or obtained a registration of, or is otherwise using any trademark which is confusingly similar to the NEST Trademark, Novell shall provide written notice of such to PSN. Commencing upon receipt of such notice, PSN agrees to exercise best efforts to cause such person or entity to assign to, or otherwise provide Novell with, an exclusive license for the NEST Trademark.

         v. Confusing Similarity. For purposes of this Section 5.d, whether a mark is "confusingly similar" shall be determined in accordance with the laws of the jurisdiction in which the question arises.

         vi. Survivability. The provisions of this Section 5.d, as they apply to PSN, shall survive any termination or expiration of this Agreement for a period of one (1) year after all of PSN's obligations under this Agreement are fulfilled.

e. Protection of Rights. PSN shall assist Novell, at Novell's expense and to the extent reasonably necessary, to protect or to obtain protection for any of Novell's rights to the NEST Trademark. Novell, if it so desires, may commence or prosecute any applications to register the NEST Trademark, in the name of Novell, for the NEST Trademark throughout the world. PSN shall promptly notify Novell in writing of any known or suspected abuses of the NEST Trademark. Novell shall have the sole right to determine whether or not any action shall be taken on account of such uses by others. PSN shall not institute any suit or take any action on account of such use by others except with Novell's prior written consent, which shall not be unreasonably withheld.

f. Indemnification by PSN. PSN hereby agrees to indemnify and hold Novell harmless against any loss, liability, damage, cost or expense (including reasonable legal fees) arising out of any claims or suits, whatever their nature and however arising, which may be brought or made against Novell (i) by reason of PSN's material breach of this Section 5 and/or (ii) arising out of the use by PSN of the NEST Trademark in any manner whatsoever except in the form expressly licensed hereunder;
         (iii) "PSN Works Claims" as defined in Section 5.h. In the event Novell seeks indemnification under this Section 5.f, it shall immediately notify PSN, in writing, of any claim or proceeding brought against it for which it seeks indemnification hereunder. PSN shall have the sole control of the defense of the claim or proceeding and all negotiations for its settlement or compromise. In no event may PSN enter into any third party agreements which would in any manner whatsoever affect the rights of, or bind, Novell in any manner to the third party, without the prior written consent of Novell.

g. Indemnification by Novell. Novell hereby agrees to indemnify and hold PSN harmless against any loss, liability, damage, cost or expense (including reasonable legal fees) arising out of any third party claims or suits which may be brought or made against PSN arising out of the use by PSN of the NEST Trademark in the form expressly licensed hereunder, which assert that PSN's use of the NEST Trademark violates such party's

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NEST Office SDK Reseller Agreement                       Statement of Work No. 8
                                     PAGE 6                  Agreement No. N-A-1

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                  trademark rights in the U.S., Japan, or Taiwan. In the event
                  PSN seeks indemnification under this Section 5.g, it shall immediately notify Novell, in writing, of any claim or proceeding brought against it for which it seeks indemnification hereunder. In no event may Novell enter into any third party agreements which would in any manner whatsoever affect the rights of, or bind, PSN in any manner to the third party, without the prior written consent of PSN. Novell shall have the sole control of the defense of the claim or proceeding and all negotiations for its settlement or compromise. Novell reserves the right to replace or modify the NEST Trademark in a particular country at any time should use of the NEST Trademark become, or in Novell's opinion be likely to become, the subject of an allegation of infringement after Novell has demonstrated that it has made commercially reasonable efforts to resolve the dispute. Novell will assist PSN in an orderly transition of the NEST Trademark to a new mark in the case of such infringement problems.

          h. Indemnification and Licensed Works. The indemnification provisions of BDA No. N-A-1 shall apply to the Licensed Works except that Novell shall have no responsibility or liability for, and no obligation of indemnification with respect to, "PSN Works Claims." An PSN Works Claim is a claim arising out of or relating to those aspects of the PSN Works that are not dictated by technical requirements provided to PSN by Novell.

6. NEST OFFICE SDK DISTRIBUTORSHIP. During the term of this SOW 8 PSN may license the NEST Office SDK to third parties pursuant to PSN NEST Agreements as set forth in this Section.

          a. NEST Program Agreement. PSN's distribution of the NEST Office SDKs shall be in the form of a NEST Program Agreement in accordance with this Section.

               i. Implementation of Novell Revisions to NEST Program Agreement. Novell may modify the NEST Program Agreement from time to time. Nevertheless, to the extent commercially reasonable, Novell agrees not to modify NEST Program Agreement in a manner that materially reduces the net benefit of the NEST Program Agreement to PSN. PSN must use the most current version of the NEST Program Agreement, but for a period of thirty (30) days after receipt of a revised NEST Program Agreement PSN may use the immediate earlier version with potential licensees that had received the earlier version and commenced negotiation with PSN prior to PSN's receipt of notice from Novell.

               ii. Modification of NEST Program Agreement. PSN may modify the NEST Program Agreement only by means of a separate written PSN Supplement. PSN shall not alter the text of the NEST Program Agreement documents, but shall effect such writings in a separate document.

               iii. Novell Approvals. The NEST Program Agreements contain provisions where the other party requires approval prior to undertaking some course of action ("Prior Approval"). For example, the NEST Program Agreements may require Novell's approval before the other party retains the services of a consultant, before the contract can be assigned to another company, and so forth. All

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NEST Office SDK Reseller Agreement                       Statement of Work No. 8
                                     PAGE 7                  Agreement No. N-A-1

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                    requests for Prior Approval shall be forwarded to Novell in a writing identifying the licensee, explaining licensee's request, a detailed recommendation as to whether such request should be accepted or rejected, and signature block for Novell's approval. PSN has no authority to accept or reject such requests for Prior Approval, but shall respond in each case in accordance with Novell written instructions bearing the signature of the Novell Project Manager.

               iv. Notification. Within ten (10) days of entering an PSN NEST Agreement, PSN shall provide the Novell Project Manager with a copy of the execution original of the PSN NEST Agreement. PSN shall provide Novell with copies of all subsequent addenda that modify the NEST Program Agreement, but shall not be required to provide Novell with provisions of addenda that are in addition to those of the NEST Program Agreement; for example, PSN is required to provide Novell with an addendum that effects the permitted modifications described in Exhibit B to SOW 8, but as the PSN Agreement contains no provisions relating to promotional activities, PSN is not required to provide Novell with addendum provisions that set forth promotional obligations. Novell shall be free to use the information contained in the PSN NEST Agreements and addenda for any purpose whatsoever, including customers calls, market research, and so forth.

               v. Operating System Companies. PSN shall not enter an PSN NEST Agreement with a company that has an operating system product competitive with a Novell operating system product ("Operating System Company") without obtaining Novell's prior written consent. As of the Effective Date, Novell consents to PSN entering PSN NEST Agreements with the following Operating System Company: *

          b.   Rights and Obligations Upon Termination of SOW 8.

               i. In the event this SOW 8 expires under its own terms, PSN shall have the right to service PSN NEST Agreements entered prior to the date of termination of this SOW 8, and may not modify the terms and conditions of such agreements subsequent to the date of expiration. PSN may renew the PSN NEST Agreements as provided therein.

               ii. In the event Novell terminates this SOW 8 for cause, all PSN NEST Agreements entered by PSN shall automatically be assigned to Novell and PSN shall automatically be deemed to have granted Novell all rights necessary to fulfill those agreements. The foregoing shall not be interpreted to limit rights Novell has under law.

7. SUPPORT. PSN shall make technical support programs available to all signatories to the PSN NEST Agreements during the term of such agreements. Novell shall have no support obligations to PSN or PSN's licensees under this SOW 8.

8. MARKETING. PSN and Novell shall assist in the marketing of the NEST Office SDK as mutually agreed upon in writing.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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NEST Office SDK Reseller Agreement                       Statement of Work No. 8
                                     PAGE 8                  Agreement No. N-A-1

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9.       CONSIDERATION. Unless otherwise stated in this SOW, each party shall bear its respective costs and expenses in performing its obligations hereunder. The parties are entering this SOW 8 for good and valuable consideration, including without limitation the granting of licenses and ownership rights hereunder, the adequacy of which is acknowledged by the parties.

         a. PSN Payments. In consideration of the licenses to the Licensed Works granted to PSN hereunder, PSN shall pay Novell, with respect to royalty payments due under PSN NEST Agreements (other than Access Fees), a per copy royalty as specified in the Royalty Table below. In the table, "Units" refers to the number of products incorporating NEST Office SDK code transfers, sublicenses or authorizes for use during the relevant quarter. "Units Distributed" refers to the total number of Units distributed and shall be reset to zero (0) every three (3) years.

                          --------------------------------------------------
                          Units Distributed                 Per Unit Price
                          --------------------------------------------------
                          *                                 $*
                          --------------------------------------------------
                          *                                 $*
                          --------------------------------------------------
                          *                                 $*
                          --------------------------------------------------
                          *                                 $*
                          --------------------------------------------------
                          *                                 $*
                          --------------------------------------------------
                          *                                 $*
                          --------------------------------------------------

                  For purposes of this SOW 8, amounts paid to PSN by third parties for separate goods or services delivered by PSN pursuant to an PSN Supplement shall not be subject to this Section.

                  The parties believe that the royalty obligations of PSN hereunder may not be conducive to certain licensing opportunities that PSN may experience during the term of this SOW 8. Novell agrees that it will consider in good faith PSN requests for written modification to this Section with respect to specific licensee opportunities. In the event the approved modification contemplate up-front, fixed license fees to be paid by the licensee, the valuation of such transactions shall be based on projected rather than actual number of units distributed.

         b. PSN Waiver of Novell Payment Obligations. Under other agreements with PSN, Novell may have payment obligations relating to PSN licensed materials included in the Licensed Works. PSN hereby waives any and all such payment obligations with respect to Licensed Works distributed pursuant to PSN NEST Agreements under SOW 8.

         c. Payments. All payments by one party to the other party shall be made in accordance with the terms and conditions of Agreement No. N-A-1. However, the cash payments required under
                  Section 9.a shall be made within forty-five (45) days from the first day of February, May, August and November of each year.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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NEST Office SDK Reseller Agreement                       Statement of Work No. 8
                                     PAGE 9                  Agreement No. N-A-1

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10.      REPORTS AND INFORMATION. On or prior to the thirty (30) days from the first day of February, May, August and November of each year, PSN will furnish to Novell a written report setting forth (i) the dates respecting the preceding calendar year or any part thereof in respect of which a royalty is payable, (ii) the amount of royalty payable by PSN for such period as calculated pursuant to this Statement of Work, and (iii) any other information Qualified OEMs are required to report to PSN pursuant to the NEST Program Agreement. Each such report will be accompanied by payment of the royalty due for the period covered thereby. Royalty reports shall be submitted to Novell at:

                           Royalty Accounting
                           MS: Q-232
                           1555 North Technology Way
                           Orem, Utah 84097

11. CONFIDENTIALITY. The standard confidentiality provisions of the BDA shall apply to this SOW.

12. TERM AND TERMINATION. This SOW 8 shall commence on the Effective Date and shall remain in effect of a period of three (3) years from the Effective Date. Thereafter this SOW 8 shall automatically renew for additional periods of two (2) years each unless a party gives ninety
         (90) days' prior written notice. In addition to the Standard Survival provisions of Agreement N-A-1, those provisions of this SOW 8 which explicitly extent beyond termination of this SOW 8 shall survive termination.

13. SIGNATURES. This Statement of Work may be executed in counterparts and shall become effective as of the Effective Date.

Novell, Inc.                                 PSN

Signature:     /s/  Christopher Stone        Signature:    /s/  Adam Au
          --------------------------------             -------------------------

Name:    Christopher Stone                   Name:   Adam Au

Title:   Senior Vice President               Title:  Vice President and General
                                                     Manager

Date:    August 17, 1999                     Date:   August 17, 1999

--------------------------------------------------------------------------------
NEST Office SDK Reseller Agreement                       Statement of Work No. 8
                                    PAGE 10                  Agreement No. N-A-1

Company Confidential                     Execution Original: NV 08/17/99 11:45AM
--------------------------------------------------------------------------------

                                   Peerless Systems Corporation Hereby
                                   Guarantees The Performance Of All Obligations Of PSN Under This Agreement.

                                   Peerless Systems Corporation

                                   Name:  Thomas Ruffolo

                                   Title: Vice President Corporate Development

                                   Date:  August 17, 1999

                                   Signature:   /s/  Tom Ruffolo
                                             ----------------------------------

--------------------------------------------------------------------------------
NEST Office SDK Reseller Agreement                       Statement of Work No. 8
                                    PAGE 11                  Agreement No. N-A-1

Company Confidential                     Execution Original: NV 08/17/99 11:45AM
--------------------------------------------------------------------------------

                      EXHIBIT A TO SOW 8 TO AGREEMENT N-A-1
                             NEST PROGRAM AGREEMENT



--------------------------------------------------------------------------------
NEST Office SDK Reseller Agreement                       Statement of Work No. 8
                                    PAGE 1                   Agreement No. N-A-1

                            PSN/Company Confidential
--------------------------------------------------------------------------------

                           PEERLESS SYSTEMS NETWORKING
                        NEST Office SDK License Agreement

                                    Developer

Corporate Name:

Jurisdiction of Incorporation:

Address:

This NEST Office SDK License Agreement ("Agreement") is entered into by Peerless Systems Networking, Inc., a wholly-owned subsidiary of Peerless Computer Systems incorporated under the laws of California with corporate offices at 386 Main Street, Redwood City, California 94063 ("PSN"), and Developer, as more specifically described above.

1. Purpose. Novell has appointed PSN as Novell's distributor of the NEST Office SDK. Novell, Inc., 122 East 1700 South, Provo, Utah ("Novell") has developed or otherwise has authority to license the NEST Office SDK. Under this Agreement, PSN is making certain Novell documentation and tools ("Tools) available to Developer to develop certain network products. This Agreement contains the terms and conditions applicable to the NEST Office SDK Program and Tools.

2.      Definitions.

        a. Authentication Code means the following modules of the Tools which Novell licenses from third parties subject to certain terms and conditions: * and any other modules from the Tools so identified by PSN.

        b. Derivative Work means a work which is based upon one or more preexisting works, such as a revision, modification, translation, abridgement, condensation, expansion, collection, compilation or any other form in which such preexisting works may be recast, transformed or adapted, and which, if prepared without the authorization by the owner of the preexisting works, would constitute copyright infringement under U.S. copyright laws.

        c. Developer Derivative Works means Derivative Works of the Tools prepared by or for Developer.

        d. Developer Products means the products that Developer is authorized to develop using the Tools. Each product shall be identified in Exhibit A to this Agreement by product name (which may be in the form of a code name if Developer provides PSN notice of the actual release name prior to release), and description. The Developer Product may include Tools and/or Derivative Works thereof in binary form only.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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                            PSN/Company Confidential
--------------------------------------------------------------------------------

         e. Enhancements means changes, additions or new releases, other than Maintenance Modifications, to the Tools that improve functions, add new functions, or improve performance by changes to system design.

         f. Maintenance Modifications means any modification or revision to the Tools (other than an Enhancement) that corrects an error or provides other incidental corrections.

         g. Qualifying Developer Products means a Developer Product that has been provided to, and accepted by, PSN prior to distribution or Sublicense thereof and which complies with certification criteria designated by Novell. Acceptance means that PSN and Developer have added the Developer Product to Exhibit A to this Agreement by means of a mutually agreed upon writing. Developer acknowledges that achieving certification criteria may require additional consideration for participation in a certification program designated by Novell; the current designated certification program is Novell's DeveloperNet Labs.

         h. Sublicense means an executed agreement or shrink wrap agreement or electronic license that a user consents to by performing a physical act (e.g., pushing a button on a keyboard) before utilizing the Qualifying Developer Product that at minimum provides the following or equivalent protection to PSN and its licensors: (1) restricts the number of copies of the Tools and any Derivative Works thereof provided as part of the Qualifying Developer Product ("Software") to one operating copy per Qualifying Developer Product; (2) permits only those number of copies of the Software as are essential to back up or archival use of the Software; (3) states that no title to the intellectual property contained in the Software is transferred to the sublicensee and it is retained by Novell; (4) represents that the human readable portion (source code) of the Software is not sublicensed to the sublicensee; (5) restricts sublicensees (to the extent not restricted explicitly by law) from de-compiling and reverse assembling the Software to discover the source code; and (6) prohibits time-sharing, lease, rental, distribution, transfer, sublicense, and unauthorized use of the Software.

         i. Supplement means a writing duly signed by authorized representatives of both parties that modifies this Agreement.

         j. Tools means the Novell documentation and/or programs provided hereunder by PSN under the NEST Office SDK Program. Tools in documentation form are referred to as "Documentation Tools." "Program Tools" may include source code or binary code.

3.       Deliverables. Provided Developer has paid the access fee specified in
         Section 11.a, PSN agrees to ship an initial release of the Tools to Developer F.O.B., PSN's point of shipment in the continental United States. PSN agrees to make Enhancements and Maintenance Modifications, if any, to the Tools available to Developer either electronically or through additional physical deliveries.

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

                            PSN/Company Confidential
--------------------------------------------------------------------------------

4.      Product Licenses.

        a. Development License. Subject to the terms and conditions of this Agreement, PSN hereby grants, and Developer hereby accepts, the following world-wide, non-exclusive, non-transferable license to use, modify, merge, and to create Derivative Works of the Tools solely to create Developer. Products. With respect to Authentication Code source code, Developers license is limited to reproducing and distributing for internal use such Authentication Code binary code solely for the purpose of creating Developer Products.

        b. Distribution License. Subject to the terms and conditions of this Agreement, PSN grants to Developer, and Developer accepts, a non-exclusive, non-transferable, world-wide license to reproduce and distribute (directly or indirectly) binary code copies of the Tools and/or Derivative Works thereof as part of a Qualifying Developer Product(s), but only under a Sublicense, or, in the case of distribution, subject to binding contractual assurances that the members of the channel of distribution will make end user access and use subject to a Sublicense.

        c. Copies. Developer may make up to ten (10) copies of the Tools for its own internal development and testing of Developer Products and, subject to Section 4.e, for its authorized contractors. The copies may be used solely in support of the development being performed with the original copy of Tools provided hereunder.

        d. Testing and Evaluation Copies. Provided Developer does not charge therefor, Developer may make and distribute on a royalty-free basis up to twenty-five (25) copies of each version or release of its Developer Products for customer evaluation or testing purposes.

        e. Contractors. In the event Developer employs a contractor ("Contractor") to develop Developer Products, Developer agrees to provide PSN with the identity of any proposed Contractor at least 15 business days prior to Developer's providing any PSN Confidential Information to Contractor for PSN's written approval of the Contractor. After approval has been granted by PSN for a Contractor, which approval shall not be unreasonably withheld, Developer must provide PSN with written confirmation that Contractor has executed an agreement with Developer containing the terms and conditions set forth below:

                  i. Subject to the terms and conditions of this Agreement set forth below and PSN's prior approval, Developer may grant to Contractor a sublicense to the Tools solely for the purposes specified in Section 4.a. Tools shall continue to be subject to the terms and conditions of this Agreement. Contractor is not authorized by PSN to make any additional copies of Tools over and above the number that Developer is permitted to make pursuant to
                         Section 4.c. Contractor's license to the Tools may only be granted as part of an agreement wherein the intellectual property rights resulting from Contractor's services ("IPR") shall be subject to the following terms: 1) Developer and Contractor covenant not to bring a claim against PSN, its licensors, successors, assigns, or direct or indirect licensees, that technologies or products of PSN or its licensor

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

                            PSN/Company Confidential
--------------------------------------------------------------------------------

                           infringe any patents relating to the IPR; 2)
                           Developer covenants not to bring a claim against Contractor, PSN, PSN's licensors, or successors, assigns, or direct or indirect licensees of the foregoing, that Contractor's services to third party licensees of the Tools violate the IPR.

                     ii. Developer shall provide PSN with the name of its Contractor, address, contact person and the physical location of each copy of the Tools and any Derivative Works thereof.

                     iii. Contractor shall be subject to confidentiality provisions at least as stringent as those specified in the Agreement with respect to the Tools.

                     iv. PSN shall not be liable to Contractor in any manner whatsoever and Developer agrees to indemnify PSN and its licensors from and against any claim by Contractor arising out of any agreement between Developer and Contractor.

5. Ownership. Developer agrees that the Developer Derivative Works shall be the property of Novell. Developer agrees to assign and hereby assigns to Novell all right, title and interest therein, including all rights of patent and copyright and other intellectual property rights, and agrees to execute at Novell's request a subsequent document as further evidence of this assignment. Developer agrees, at the request of PSN or Novell, to execute any other documents reasonably necessary to facilitate assignment of the foregoing rights to Novell, and to reasonably assist in the preparation of such documents. Except as expressly provided, this Agreement does not grant and will not be interpreted as granting any right, license, title, ownership or interest in or under any patent, copyright, trademark or trade secret of PSN or its licensors, whether by implication, estoppel or otherwise.

6. Inventions & Patents. In the event that any Tools incorporate technology in which PSN or its licensors seek or hold patent or invention protection or any other similar form of legal protection, PSN grants to Developer a nonexclusive, non-transferable license to practice the patent or invention solely for use with the Qualifying Developer Products and only to the extent necessary to exercise the license granted under copyright in the Tools.

7. Labeling. Developer shall not remove any copyright notices, patent notices or proprietary legends contained within the Tools and shall include the copyright and proprietary notices identified by PSN on the label of each diskette, tape, or other distribution medium (except upon read only memory devices, in which case the manual accompanying a Qualifying Developer Product shall contain the notice) containing in whole or in part Tools. From time to time, PSN may require Developer to change or include additional notices, such as patent pending or registration notices, upon written notice to Developer.

8. Confidentiality. It is the intention of Developer and PSN to transfer and/or exchange information, including confidential information, as may be necessary. Such information may be disclosed in oral, visual, or written form (including magnetic, optical, or other media). PSN and Developer agree that, notwithstanding Section 8, all Source Code received under the Agreement, (or developed from Source Code) shall be considered to be confidential information for the purposes of this
         Section 8.

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

                            PSN/Company Confidential
--------------------------------------------------------------------------------

         a. The party receiving confidential information under the Agreement ("Recipient") shall make use of the confidential information only for the purposes of the Agreement. Nothing in this Agreement shall be construed to limit either party's right to independently develop or acquire products without use of the other party's confidential information. Further, either party shall be free to use the residuals resulting from access to or work with the other party's confidential information, provided that such party otherwise complies with the non-disclosure provisions hereof. The term "residuals" means general information in non-tangible form which may be retained by persons who have had access to the confidential information. The foregoing residuals rights shall not be deemed to grant either party a license, by implication, estoppel or otherwise, under the other party's patents or copyrights.

         b. The Recipient shall protect the disclosed confidential information by using the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorized use, dissemination, or publication of the confidential information as the Recipient uses to protect its own confidential information of a like nature.

         c. The Recipient's duty to hold confidential information in confidence expires five (5) years, or in the case of Source Code fifteen (15) years, after (i) its return or destruction in the case of confidential information embodied in received or developed (whichever is later) Source Code and related descriptions, specifications and system documentation, or (ii) its receipt or development (whichever is later) in the case of any other confidential -information. The expiration of the duty of confidentiality shall not modify other restrictions on the Recipient including, for example, any restrictions on distribution of Source Code arising out of a granted copyright license.

         d. The Recipient's obligations shall only extend to confidential information that is marked as confidential at the time of disclosure or that is unmarked (e.g., orally disclosed) but is treated as confidential at the time of disclosure.

         e. This Agreement imposes no obligation upon Recipient with respect to information that: (a) was in Recipient's possession before receipt from the disclosing party ("Discloser"); (b) is or becomes a matter of public knowledge through no fault of Recipient; (c) is rightfully received by the Recipient from a third party without a duty of confidentiality; (d) is disclosed by the Discloser to a third party without a duty of confidentiality on the third party; (e) is independently developed by the Recipient without thereby violating the Discloser's patent or copyright; (f) is disclosed under operation of law after all reasonable means have been afforded to the Discloser to protect the information; or, (g) is disclosed by the Recipient with Discloser's prior written approval.

9. PSN Technical Support and Training. During the initial term or any successive term of this Agreement, PSN may, in PSN's sole discretion, provide technical support and/or training to Developer. Such support would be in accordance with any published support and/or training program description for the Tools and subject to Developer's payment of any program fees.

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                            PSN/Company Confidential
--------------------------------------------------------------------------------

10. Support & Compatibility. Developer agrees to comply with the following provisions governing compatibility and interoperability of Qualifying Developer Products with the corresponding versions of PSN products.

         a. Developer Products Documentation. Developer agrees to include a conspicuous statement in the end user documentation for Qualifying Developer Products identifying Developer or those who market products on Developer's behalf as the sole support contact for Qualifying Developer Products. Developer agrees to incorporate a description identifying the versions of the Tools that are compatible with the Qualifying Developer Products by product name, version number and release level in Qualifying Developer Product information or documentation. Upon request, Developer agrees to provide PSN with evidence of compliance with this Section 10.a.

         b. End User Support. Developer shall be solely responsible for all end user support of the Qualifying Developer Products.

11.      Consideration.

         a. Access Fee. Developer shall pay to PSN a non-refundable access fee of * ($*) for the deliverables specified in Section 3 for each term of this Agreement. Unless Developer has established credit with PSN, such fee shall be paid to PSN prior to Developer receiving access to the Tools. Thereafter, during any successive term of this Agreement, Developer shall Pay PSN a non-refundable, non-cancelable access fee of * (*) ("Annual Access Fee"). PSN shall automatically invoice Developer for the Annual Access Fee on the anniversary date of this Agreement.

         b. Royalties. In exchange for the duplication and distribution rights granted by PSN to Developer under this Agreement, Developer agrees to pay PSN a per copy royalty of the greater of * (*) or * percent (*%) of the Developer's Net Revenues received by Developer for each Qualifying Developer Product for the number of copies of the Qualifying Developer Products it transfers, sells, Sublicenses or authorizes for use. For purposes of the foregoing, "Net Revenues" shall mean gross sales less normal discounts and returns.

         c. Minimum Annual Royalty. Developer shall pay PSN a minimum royalty of * ($*) for each term of this Agreement. In the event that Developer has not paid PSN such amount under
                  Section 9.a, 11.b at the end of any term, PSN shall promptly invoice Developer for the difference between such minimum amount and the amount of actual royalties paid under Section 11.b.

         d. Reporting and Payment Terms. Within ten (days) from the end of each calendar month, Developer agrees to provide PSN with a written royalty report certified by an authorized representative detailing distributions for the previous calendar month. The royalty report shall specifically detail by reporting period and by PSN product (i.e., Tools version) name, the (a) units shipped, (b) Net Revenues, (c) royalty percent or per copy fee, whichever is applicable, (e) royalty amount due, and (f) name of Qualifying Developer

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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--------------------------------------------------------------------------------

                  Product. If no distributions occur in any given month, a zero or "no activity" report must be submitted. Reports shall be submitted to:

                           PSN, Inc
                           Royalty Accounting Department
                           386 Main Street
                           Redwood City, California 94063

         or sent by e-mail to:

                           royalty@PSN.com

         Invoices generated for royalty and other licensing fees will be due and payable Net twenty (20) days from the date of the invoice. Any minimum annual royalty paid shall not be refundable nor constitute and advance or credit against future royalties or any minimum annual royalty.

         e. Audit. Developer shall maintain complete and accurate accounting records, in accordance with generally accepted accounting practices, to support and document royalty amounts due under this Exhibit and shall retain such records for three
                  (3) years after payment is made. Developer shall, upon written request of PSN, provide audit access to such records to PSN or its representative. If auditors should find a variance of more than 5% between reported shipments and actual shipments or between Net Revenue reported and actual Net Revenue, Developer shall be responsible to pay for the audit. Such access shall be granted only during normal business hours and no more frequently than once in each calendar year. All information received during the audit shall be held in confidence by the parties.

         f. Form of Payments. All payments required under the Agreement shall be in U.S. dollars, and shall be exclusive of any federal, state, municipal or other government taxes, duties, excises or tariffs now or hereinafter imposed on the production storage, sale, transportation, import or export, or use of the Tools. Any taxes, duties, excises, tariffs, fees, or levies imposed on the fees paid hereunder or against the Agreement except for taxes or fees based on PSN's net income, shall be the responsibility of Developer, and if paid or incurred by PSN, may be offset, at PSN's option, against any payments due to Developer, or shall otherwise be promptly reimbursed to PSN by Developer upon receipt of an invoice from PSN.

         g. Tax. Developer agrees to pay and bear the liability for any taxes associated with the marketing, sublicensing, and delivery of the Qualifying Developer Product, including but not limited to sales, use, excise, and added value taxes but excluding: i) taxes based upon PSN's net income, capital, or gross receipts, or ii) any withholding taxes imposed if such withholding tax is allowed as a credit against U.S. income taxes of PSN such as a withholding tax on a royalty payment made by Developer where such withholding is required by law. In the event Developer is required to withhold taxes, Developer agrees to furnish to PSN all required receipts and documentation substantiating such payment. If PSN is required by law to remit any tax or duty on behalf, or for the account, of Developer upon the marketing or delivery of the Qualifying Developer Product,

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                  Developer agrees to reimburse PSN within thirty (30) days
                  after PSN notifies Developer in writing of such remittance. Developer agrees to provide PSN with valid tax exemption certificates in advance of any remittance otherwise required to be made by PSN on behalf, or for the account, of Developer where such certificates are applicable.

12. Disclaimer of Warranty. PSN LICENSES THE TOOLS TO DEVELOPER ON AN "AS IS" BASIS. PSN MAKES NO WARRANTIES, EITHER EXPRESS OR IMPLIED, REGARDING THE TOOLS, THE MERCHANTABILITY OR FITNESS OF THE TOOLS FOR ANY PARTICULAR PURPOSE. WITHOUT LIMITING THE FOREGOING, IN NO EVENT SHALL PSN BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE TOOLS, OR THE SALE OR DISTRIBUTION OF DEVELOPER PRODUCTS, WHETHER UNDER THEORY OF WARRANTY, TORT, OR PRODUCTS LIABILITY EXCEPT FOR INDEMNIFICATION FOR INFRINGEMENT AS AND TO THE EXTENT PROVIDED IN SECTION 14.

13. Indemnification by Developer. Developer will indemnify, defend and hold PSN harmless from any and all damages, liabilities, costs and expenses incurred by PSN as a result of any claims, judgments or adjudications against PSN by any third party resulting from Developer's breach of this Agreement or from Developer's distribution of any part of the Tools in combination with programs not supplied by PSN if such claims, judgments, or adjudication would not have arisen but for Developer's combination. If PSN receives notice of a claim based upon Developer's breach or Developer's combination of the Tools with programs not supplied by PSN, PSN will promptly notify Developer in writing of the claim and will permit Developer to have the sole control of the defense of any claim or action and all negotiations for its settlement and compromise, provided Developer can provide adequate assurances to PSN that Developer will diligently pursue resolution of the claim.

14. Indemnification by PSN. PSN shall defend any and all claims made against Developer based on a claim that the Tools infringe, allegedly or in fact, any U.S. copyright or U.S. patent of any third party, if PSN is notified promptly in writing and is given reasonable information, assistance and the sole authority to defend or settle such claims at PSN's expense. PSN agrees to pay all damages and costs finally awarded against Developer.

In the event that any of the Tools is held to infringe and use of such enjoined or the case is settled, as referred to above, PSN shall have the option, at its expense, to procure for Developer the right to continue using the Tools to replace or modify such so that they become non-infringing materials which have the same or additional functionality, or to pay or refund to Developer the consideration paid for use of them upon return of the Tools. In no event shall PSN's aggregate liability to Developer for any damages under this provision exceed the greater of the aggregate amount that Licensee has paid to PSN under this Agreement or One Hundred Thousand Dollars (U.S. $100,000).

PSN will have no liability under any provisions of this Section if any infringement claim is based upon the use of the Tools in connection or in combination with equipment, devices, or software not supplied by PSN or used in a manner for which the Tools were not designed if such infringement would not have arisen except for such connection or combination or based upon an earlier version of the Tools, provided the later version avoids the claim of infringement.

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THE ABOVE STATES THE PSN'S ENTIRE OBLIGATION AND LIABILITY WITH RESPECT TO
INFRINGEMENT OF PATENTS, COPYRIGHTS, TRADEMARKS, OR ANY OTHER FORM OF INTELLECTUAL PROPERTY BY ANY PRODUCTS OR TECHNOLOGY SUPPLIED BY PSN.

15. Term & Termination. The effective date of this Agreement shall be the date of PSN's execution hereof. Subject to PSN's right to terminate this Agreement earlier pursuant to Section 15.a or Section 15.b, the term of this Agreement shall be for a period of one (1) year but shall automatically renew for successive one (1) year terms provided Developer has not given thirty (30) days' prior written notice that the Agreement will not be renewed and PSN has not provided one hundred eighty (180) days' prior written notice that the Agreement will not be renewed.

         a. PSN may terminate this Agreement upon Developer's material breach of this Agreement. PSN may terminate this Agreement by giving written notice to Developer for any breach of this Agreement which by its nature is subject to cure and continues after thirty (30) days written notice from PSN.

         b. Developer shall automatically be in material breach of this Agreement if Developer:

                  i. is dissolved, is involved in a reorganization, or attempts to assign this Agreement or any of its rights under this Agreement except as expressly provided hereunder; or,

                  ii. is not paying its debts as the debts become due, becomes insolvent, files or has filed against it a petition under any Bankruptcy Law, proposes any dissolution, liquidation, composition, financial reorganization or recapitalization with creditors, makes an assignment or trust mortgage for the benefit of creditors, or if a receiver trustee, custodian or similar agent is appointed or takes possession of any property or business.

         c. Upon written notice by PSN of any termination of this Agreement, Developer shall cease use of the Tools and promptly return to PSN all existing copies of the Tools and all Confidential Information received by Developer from PSN under this Agreement.

         d. Upon termination of this Agreement, each end-user of Qualifying Developer Products properly in possession of such Qualifying Developer Products and not in violation of the Sublicense under which such end-user obtained such Qualifying Developer Products, may continue to use such Qualifying Developer Products in accordance with such Sublicense.

         e. The rights of PSN under this Section 15 are in addition to any other rights and remedies provided by law.

16. Reservation of Rights. Nothing in this Agreement, or the fact that either party has entered into this Agreement, shall be construed as being or having the effect of a waiver, relinquishment or election of rights or remedies by or on behalf of either party against the other party or any director, officer, or employee thereof. Each party expressly reserves all of its right and remedies under law.

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17.      Limitation of Liability. THE REMEDIES SET FORTH HEREIN ARE EXCLUSIVE OF
         ALL OTHER REMEDIES THAT MAY BE AVAILABLE AT LAW OR IN EQUITY. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) SUSTAINED OR INCURRED IN CONNECTION WITH THIS AGREEMENT AND THE PRODUCTS THAT ARE SUBJECT TO THIS AGREEMENT REGARDLESS OF THE FORM OF ACTION AND WHETHER OR NOT SUCH DAMAGES ARE FORESEEABLE. PSN'S LIABILITY FOR DIRECT DAMAGES TO
         DEVELOPER FOR ANY CAUSE WHATSOEVER, EXCEPT AS OTHERWISE STATED IN THIS SECTION, AND REGARDLESS OF THE FORM OF ACTION, SHALL NOT EXCEED THE SUM OF $100,000. THIS LIMITATION DOES NOT APPLY TO DIRECT DAMAGES OR TO CLAIMS BY EITHER PARTY FOR PERSONAL INJURY OR DAMAGE TO REAL PROPERTY
         OR TANGIBLE PERSONAL PROPERTY CAUSED BY NEGLIGENCE.

18. Remedy for Breach. Developer acknowledges that monetary damages may not be a sufficient remedy for unauthorized partial or full disclosure of Confidential Information or other breaches under this Agreement and that PSN will be entitled, in addition to monetary damages and without waiving any other rights or remedies, to injunctive or equitable relief as may be determined proper by a court of competent jurisdiction.

19. No Offer for Sale. Absent a signature of an authorized representative of PSN, this Agreement is not an offer to license any materials to Developer either under the terms and conditions of this Agreement or under any terms and conditions.

20. Role and Rights of Novell. Developer acknowledges that the licenses granted to Developer hereunder relate to Novell intellectual property licensed to PSN. PSN has certain obligations to Novell that are reflected in this Agreement. Developer and PSN agree to the following in this regard:

         a. Supplement. This Agreement maybe modified only by a Supplement, the documentation for which must be separate from this Agreement.

         b. Approvals. There are several sections of this Agreement in which Developer is required to receive prior approval of PSN with respect to certain matters. Each of these matters relates to Novell's intellectual property and business, and therefore Novell has a direct interest in the resolution of such requests for approval. Accordingly, Developer acknowledges that while Developer's request for approval will be directed to PSN, and that while PSN will exercise commercially reasonable efforts to promptly respond to such requests, that approval can be granted by PSN only after PSN has consulted with Novell; nevertheless, to the extent this Agreement requires a response be given within a certain amount of time, this Section 20.b does not relieve PSN of that obligation.

         c. Certification. Certification standards defined in this Agreement are administered hereunder by PSN, but Novell has ultimate control over such standards and determinations as to whether compliance with such standards has been achieved.

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         d.      Ownership. There are sections of this Agreement in which
                 ownership in Code developed by for Developer hereunder, and related intellectual property rights, is transferred to PSN, and that PSN may have obligations to in turn transfer that ownership to Novell. Developer agrees that to any extent necessary, to cooperate in the execution of documents or any other formalities necessary to effect such ownership transfers. This obligation will survive termination of this Agreement.

         e. Indemnification. In addition to Developer's obligations of indemnification to PSN, Developer shall indemnify Novell for any claims in accordance with the provisions of Section 13, replacing "PSN" with "Novell" for purposes of this Section. Novell has no obligations of indemnification under this Agreement.

         f. Enforcement of Rights. Developer and PSN acknowledge that pursuant to PSN's commitments to Novell in obtaining authority to grant the licenses afforded Developer hereunder, Novell has full rights to act independently of the parties to enforce its rights in this Agreement, including without limitation Novell's rights in all intellectual property relating to this Agreement. A party to any such action by Novell hereby consents to the jurisdiction of courts of competent jurisdiction in Salt Lake County, Utah, contingent on Novell having provided a reasonable prior opportunity to resolve the matter through non-binding arbitration held in Salt Lake City, Utah, or another place mutually agreed upon by Novell and the party, in accordance with the rules of the American Arbitration Association with a panel specializing in computer and intellectual property law, unless the matter in controversy either: a) was of such a nature that a preliminary injunction was reasonably necessary for Novell to have protected its interests; or, b) arises out of or relates to the intellectual property provisions of this Agreement.

         g. Disclosure to Novell. Developer hereby authorizes PSN to disclose this Agreement to Novell.

         h. Assignment to Novell. Upon receipt of notice from Novell that PSN is no longer Novell's distributor of the NEST Office SDK and that Novell is exercising its right to assume this Agreement, this Agreement shall be automatically assigned to Novell and: a) those provisions of any Supplement that modify this NEST Program Agreement shall remain in effect ("Modifications"); and, b) those provisions of any Supplement that are in addition to those of this NEST Program Agreement shall terminate ("Additions"). Any provision of a Supplement that is not identified as a Modification shall be deemed to be an Addition for purposes of this subsection 20.h.

21.      General Provisions.

         a. Force Majeure. If either party shall be prevented from performing any portion of this Agreement by causes beyond its control, including labor disputes, civil commotion, war, governmental regulations or controls, casualty, inability to obtain materials or services, or acts of God, such defaulting party shall be excused from performance for the period of the delay and for a reasonable time thereafter.

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         b.      Jurisdiction & Venue. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Utah, excluding those laws governing conflicts of law. In addition, the parties agree that any action relating to, or arising under this Agreement shall be instituted and prosecuted exclusively in the courts of competent jurisdiction of the State of Utah.

         c. Survival of Terms. The provisions of this Agreement which by their nature extend beyond termination of this Agreement will survive and remain in effect until all obligations are satisfied, including without limitation Section 11.b of this Agreement.

         d. Waiver. No waiver of any right or remedy on one occasion by either party shall be deemed a waiver of such right or remedy on any other occasion.

         e. Entire Agreement. This Agreement and Exhibits referenced herein, sets forth the entire agreement and understanding between the parties as to the subject matter and merges all prior discussions. Neither of the parties shall be bound by any conditions, definitions, warranties, understandings or representations with respect to the subject matter other than as expressly provided under this Agreement. This Agreement may not be modified by usage of trade, course of dealing or other similar principles. This Agreement is subject to amendment or modification only by a means of a Supplement.

         f. Assignment. This Agreement is not assignable by Developer, in whole or in part, without PSN's prior written consent. Notwithstanding, PSN shall not unreasonably withhold consent to an assignment to a parent, subsidiary or affiliate. Any attempted assignment without PSN's written consent shall be null and void. Without notice or consent, PSN may assign this Agreement at any time to any PSN affiliate or subsidiary.

         g. Notices. Unless otherwise agreed to by the parties, all notices required under this Agreement shall be deemed effective when received and made in writing by either (i) registered mail,
                 (ii) certified mail, return receipt requested, or (iii) overnight mail, or (iv) by telephone facsimile transfer with confirmation, addressed and sent to the address above-indicated and to the attention of the following individuals:

                           PSN:           President

                           Developer:     (Name)

                                          (Title

         h. Singular, Plural and Gender. When used in this Agreement the singular includes the plural, the plural includes the singular and gender related pronouns include the feminine, masculine and neuter.

         i. Severability. If any provision of this Agreement is held invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and shall be interpreted, to the extent possible, to achieve the purposes as originally expressed with the invalid, illegal or unenforceable provision.

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         j.      Independent Contractors. Each party acknowledges that both parties to this Agreement are independent contractors and that neither will represent itself as an agent or legal representative of the other.

         k. Compliance with Laws. Each party agrees to comply, at the party's own expense, with all statutes, regulations, rules, ordinances, and orders of any governmental body, department or agency which apply to or result from the party's obligations under this Agreement.

         l. Headings. The headings provided in this Agreement are for convenience only and shall not be used in interpretation or construction.

         m. Export Control Laws. Developer agrees to comply with U.S. export laws and regulations when exporting a Qualifying Developer Product, or any portion thereof, or any system containing such Qualifying Developer Product or portion thereof, or any technical data or other Confidential Information, or any direct product of any of the foregoing (collectively, "Program") from the U.S. or re-exporting (as defined in Section 734.2(b) of the Export Administration Regulations, as amended ("Regulations")) a Program from one foreign country to another. It is Developer's responsibility to comply with the U.S. Government requirements as they may be amended from time to time. Without limiting the generality of the foregoing: (i) regardless of any disclosure made by Developer to PSN of an ultimate destination of a Program, Developer shall not export or transfer, whether directly or indirectly, a Program, to anyone outside the U.S. (including further export if Developer took delivery of the Program outside the U.S.) without first complying strictly and fully with all export controls that may be imposed on the Program by the U.S. Government or any country or organization of nations within whose jurisdiction Developer operates or does business; and (ii) absent any required prior authorization from the Bureau of Export Administration, U.S. Department of Commerce, 14th and Constitution Avenue, Washington DC 20230, Developer will not export or re-export the Program to any country in Country Groups D:1 or E:2 as defined in the supplement No. 1 to
                 Section 740 of the Regulations, or such other countries as come under restriction (including embargo) by action of the U.S. Government, or to nationals from or residing in the foregoing countries, without first obtaining permission from the appropriate U.S. Government authorities.

         In the event that the shipping documents indicate that a Program has been exported to Developer under License Exception TMP (formerly called G-BETA), Developer certifies that such Program will only be used for beta testing purposes, and will not be rented, leased, sold, sublicensed, assigned, or otherwise transferred. Further, Developer certifies that it will not transfer or export any product, process or service that is the direct product of such Program.

         n. Cumulative Remedies. The remedies under this Agreement will be cumulative and not alternative and the election of one remedy for breach will not preclude pursuit of other remedies.

         o. Attorneys' Fees. If any dispute arises between the parties with respect to the matters covered by this Agreement which leads to a proceeding to resolve the dispute, the

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                  prevailing party in the proceeding will be entitled to receive its reasonable attorneys' fees, expert witness fees, and out-of-pocket costs incurred in connection with the proceeding, in addition to any other relief it may be awarded.

22.    Signatures.

PSN

Signature:

Name:

Title:

Date:

Developer:

Signature:

Name:

Title:

Date:

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                        NEST OFFICE SDK LICENSE AGREEMENT
                                    EXHIBIT A
                          Qualifying Developer Products

--------------------------------------------------------------------------------
 Qualifying Developer    Description                            Date Accepted by
 Product                                                        PSN
--------------------------------------------------------------------------------

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SIGNATURES. PSN accepts the Qualifying Developer Products, and the parties have agreed upon the royalty rates specified for each Qualifying Developer Product. This Exhibit shall become effective on the latter of the dates on which it is executed by an authorized representative of PSN or Developer.

PSN, Inc.                                                    Developer

Signature:                                                   Signature:

Name:                                                        Name:

Title:                                                       Title:

Date:                                                        Date:

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                       EXHIBIT D TO SOW 8 AGREEMENT N-A-1
                                 NEST OFFICE SDK
                                Permitted Changes

--------------------------------------------------------------------------------------------
Nest Program
Agreement
Section Number   Standard Language                                        Permitted Change
--------------------------------------------------------------------------------------------
4.c              Developer may make up to ten (10) copies of the                       *
                 Tools for its own internal development and
                 testing of Developer Products..."
--------------------------------------------------------------------------------------------
1.1              Dollar amounts for access fee.                                        *
--------------------------------------------------------------------------------------------
11.d             Reporting and Payment Terms.  Within ten (days) from                  *
                 the end of each calendar month, Developer agrees to
                 provide PSN with a written royalty report certified by
                 an authorized representative detailing distributions
                 for the previous calendar month.
--------------------------------------------------------------------------------------------

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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